UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ONB	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, the Board of Directors of Old National Bancorp (the "Company") appointed James C. Ryan, III to serve as a director for a term expiring at the 2020 annual meeting of shareholders.  Mr. Ryan has no relationships or transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 2, 2019.  Matters voted upon were: (1) Election of the Company’s Board of Directors consisting of twelve Directors to serve for one year and until the election and qualification of their successors; (2) Approval of the amended and restated Old National Bancorp Employee Stock Purchase Plan; 3) Approval of a non-binding advisory proposal on Executive Compensation; and (4) Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1.  Election of the Company’s Board of Directors consisting of 12 Directors to serve for one year and until the election and qualification of their successors:

Director Nominee	For	Withheld	Broker Non-Votes
Alan W. Braun	129,444,502	2,107,199	28,886,905
Andrew E. Goebel	128,639,768	2,911,931	28,886,905
Jerome F. Henry, Jr.	129,865,914	1,685,785	28,886,905
Robert G. Jones	129,327,530	2,226,574	28,886,905
Ryan C. Kitchell	129,491,596	2,060,103	28,886,905
Phelps L. Lambert	128,805,666	2,746,034	28,886,905
Thomas E. Salmon	129,471,929	2,079,771	28,886,905
Randall T. Shepard	129,850,206	1,701,493	28,886,905
Rebecca S. Skillman	129,691,056	1,860,643	28,886,905
Derrick J. Stewart	129,873,568	1,678,132	28,886,905
Katherine E. White	129,795,522	1,756,177	28,886,905
Linda E. White	129,739,364	1,812,335	28,886,905

2.  Approval of the amended and restated Old National Bancorp Employee Stock Purchase Plan

For	Against	Abstentions	Broker Non-Votes
129,916,280	1,099,667	537,209	28,886,905

3.  Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
128,715,568	2,174,394	662,133	28,886,905

4.  Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
152,253,491	2,050,428	382,269	5,754,822

Item 8.01 Other Events

On May 2, 2019, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.13 per common share.  The dividend is payable June 17, 2019, to shareholders of record on June 3, 2019.  For purposes of broker trading, the ex-dividend date of the cash dividend is May 31, 2019.

Attached hereto as Exhibit 99.1 is the press release issued by the Company announcing the dividend and which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Old National Bancorp dated May 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary

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